UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2013

The Men’s Wearhouse, Inc.

(Exact name of registrant as specified in its charter)

Texas	1-16097	74-1790172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6380 Rogerdale Road
Houston, Texas	77072
(Address of principal executive offices)	(Zip Code)

281-776-7000
(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07   Submission of Matters to a Vote of Security Holders.

(a)           On September 10, 2013, the Company held its Annual Meeting of Shareholders.  At the meeting, the shareholders voted on the following matters:

1.                                      the election of nine directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and qualified;

2.                                      a proposal to amend the Company’s 2004 Long-Term Incentive Plan to extend the plan’s termination date from March 29, 2014 to March 29, 2024;

3.                                      a proposal regarding annual sustainability reporting by the Company;

4.                                      the approval, on an advisory basis, of the Company’s executive compensation; and

5.                                      the ratification of the appointment of the firm Deloitte & Touche LLP as independent registered public accounting firm for the Company for fiscal 2013.

(b)           The nine nominees of the Board of Directors of the Company were elected at the meeting, and, with respect to (i) the proposal to amend the Company’s 2004 Long-Term Incentive Plan to extend the plan’s termination date to March 29, 2024, (ii) the approval, on an advisory basis, of the Company’s executive compensation and (iii) ratification of the appointment of Deloitte & Touche LLP, each received the affirmative votes required for approval.  The proposal regarding annual sustainability reporting by the Company did not receive the affirmative votes required for approval.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each matter were as follows:

Proposal 1 — Election of Directors:

Nominee	Shares Voted For	Shares Withheld	Broker Non-Votes
David H. Edwab	42,661,004	765,502	2,055,123
Douglas S. Ewert	42,969,397	457,109	2,055,123
Rinaldo S. Brutoco	42,698,759	727,747	2,055,123
Michael L. Ray, Ph.D.	42,699,455	727,051	2,055,123
Sheldon I. Stein	42,330,149	1,096,357	2,055,123
Deepak Chopra, M.D.	43,013,457	413,049	2,055,123
William B. Sechrest	42,317,023	1,109,483	2,055,123
Grace Nichols	42,516,872	909,634	2,055,123
Allen I. Questrom	43,047,593	378,913	2,055,123

Proposal 2 — Amendment to the Company’s 2004 Long-Term Incentive Plan to extend the plan’s termination date to March 29, 2024:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
42,025,594	1,078,160	322,752	2,055,123

Proposal 3 — Annual sustainability reporting by the Company:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
13,213,357	25,273,189	4,939,960	2,055,123

Proposal 4 — Approval, on an advisory basis, of the Company’s executive compensation:

Shares Voted For	Shares Voted Against	Abstentions	Broker Non-Votes
42,161,011	915,946	349,549	2,055,123

Proposal 5 — Ratification of independent registered public accounting firm:

Shares Voted For	Shares Voted Against	Abstentions
44,808,618	584,071	88,940

Item 9.01   Financial Statements and Exhibits.

(d)           Exhibits.  The following exhibit is included in this Form 8-K:

Exhibit
Number	Description

10.1	Third Amendment to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 10, 2013

THE MEN’S WEARHOUSE, INC.

By:	/s/ KELLY M. DILTS
Kelly M. Dilts
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Third Amendment to The Men’s Wearhouse, Inc. 2004 Long-Term Incentive Plan.